UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Earliest event reported) February 1, 2007

BIOPHAN TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-26057	82-0507874
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	file number)	Identification No.)

15 Schoen Place
Pittsford, New York	14534
(Address of principal executive offices)	(Zip code)

(585) 267-4800
(Registrant’s telephone number
including area code)

150 Lucius Gordon Drive, Suite 215, West Henrietta, New York 14586
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 -- Entry into a Material Definitive Agreement

(a) Forbearance Agreement

On February 21, 2007, we entered into a Forbearance Agreement dated as of February 16, 2007 (the “Forbearance Agreement”) with the holders (the “Note Holders”) of our Senior Subordinated Convertible Notes due October 12, 2009 (the “Notes”) pursuant to which the Note Holders have agreed that, during the period commencing on February 16, 2007 and ending on the earlier of (i) March 31, 2007 or (ii) the date on which any Termination Event (as defined in the Forbearance Agreement) first occurs (the “Forbearance Period”), they will forbear from exercising any and all of the rights and remedies which they may have against us or any of our assets under the Notes or the Securities Purchase Agreement between us and the Note Holders dated October 11, 2006 pursuant to which the Notes were issued (the “Purchase Agreement”) or at law or in equity as a result of any default under the Notes or as a result of the occurrence of certain events with respect to the Purchase Agreement. In exchange for entering into the Forbearance Agreement, we have issued pro rata to the Note Holders the Fee Warrants described in Item 3.02 below.

Upon the issuance of the Fee Warrants, the exercise prices of five-year warrants issued in two series pursuant to the Purchase Agreement to the Note Holders (the “Original Warrants”) for the purchase of an aggregate of 10,820,896 shares our Common Stock $0.005 par value per share (the “of Common Stock") were automatically adjusted from $0.81 per share and $0.89 per share, respectively, to $0.51 per share, and the number of shares of Common Stock issuable upon exercise of the Original Warrants was automatically adjusted, proportionately, to an aggregate of 18,034,830 shares. In the Forbearance Agreement, the Note Holders waived, with respect to the issuance of the Fee Warrants, application of similar anti-dilution adjustments contained in the Notes and in a third series of warrants for the purchase, on or before October 12, 2007, of an aggregate of 10,820,896 additional shares of Common Stock at an exercise price of $0.67 per share (the “One Year Warrants”). C.E. Unterberg, Towbin, which holds a one-year warrant for the purchase of 865,672 shares of Common Stock, issued to it in connection with its services as exclusive placement agent under the Purchase Agreement, has separately agreed to waive, with respect to the issuance of the Fee Warrants, application of the anti-dilution provisions of that warrant.

Pursuant to the Forbearance Agreement, we have agreed that we will not, without the prior written consent of Note Holders then holding Notes representing, in the aggregate, at least sixty percent (60%) of the face amount of all outstanding Notes, incur expenses (other than the accrual of interest, penalties and liquidated damages on the Notes or under the Purchase Agreement) in excess of $500,000 during any thirty-day period commencing on February 20, 2007 and terminating on the date on which our Registration Statement on Form S-1, covering resale of the shares of Common Stock issuable upon conversion of the Notes, in payment of principal and interest on the Notes or upon exercise of the One Year Warrants, is declared effective by the Securities and Exchange Commission.

The Forbearance Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference, and the foregoing description is qualified in its entirety by reference to such Exhibit.

(b) Lease Amendment

On February 15, 2007, we amended our Lease for our new corporate offices at 15 Schoen Place, Pittsford, New York to change the lease commencement date from October 1, 2006 to March 1, 2007 to reflect delays in the landlord’s delivery of possession of the premises. All other time periods in the Lease (including the dates for rent increases and the lease termination date) were also extended by five months.

Amendment No. 2 to the Lease is filed herewith as Exhibit 10.2 and incorporated herein by reference, and the foregoing description is qualified in its entirety by reference to such Exhibit.

Item 2.04 -- Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On February 1, 2007, following discussions with several of the Note Holders regarding preservation of our operating cash, we elected not to make a scheduled installment repayment of principal, in the aggregate amount of $219,696.75, under the Notes described in Item 1.01 above (the “Payment Default”), which constituted an Event of Default under the Notes. In the Forbearance Agreement described in Item 1.01, the Note Holders have agreed, among other things, to forbear from exercising any and all of their rights and remedies against us or our assets as a result of the occurrence or continuance of the Payment Default or any other default or Event of Default under the Notes.

Item 3.02. Unregistered Sales of Equity Securities

On February 21, 2007, pursuant to the Forbearance Agreement described in Item 1.01 above, we issued to the ten Note Holders who are parties to the Forbearance Agreement warrants for the purchase of an aggregate of 60,000 shares of Common Stock at an exercise price of $0.51 per share (the “Fee Warrants”). The Fee Warrants become exercisable on August 21, 2007 and may be exercised in whole or in part until 6:30 P.M., New York City time, on August 21, 2010.

The Fee Warrants were issued in a private placement not involving any public offering and are exempt from registration under the Securities Act of 1933 (the “Securities Act”) pursuant to the exemptions provided by Section 4(2) of such Act and by Regulation D and Regulation S promulgated under such Act. The Note Holders to whom the Fee Warrants were issued are qualified institutional buyers (as such term is defined in Rule 144A under the Securities Act) and/or accredited investors (as such term is defined in Rule 501(a) under the Securities Act).

The form of the Fee Warrants is filed herewith as Exhibit 4.01 and incorporated herein by reference, and the foregoing description is qualified in its entirety by reference to such Exhibit.

Item 9.01 -- Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit
4.1	Form of Three-year Warrant issued pursuant to the Forbearance Agreement dated as of February 16, 2007 by and among Biophan Technologies, Inc. and the Note Holders named therein.
10.1	Forbearance Agreement dated as of February 16, 2007 by and among Biophan Technologies, Inc. and the Note Holders named therein.
10.2	Amendment No. 1 to Lease between Schoen Place LLC and Biophan Technologies, Inc.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPHAN TECHNOLOGIES, INC.

Date: February 27, 2007	By:	/s/ Darryl L. Canfield
Darryl L. Canfield
Chief Financial Officer